EXHIBIT 10.11(A)
                                ----------------


         Amendatory Agreement to the Employment Agreement by and between
            MSB Bancorp, Inc. and William C. Myers, adopted effective
                             as of September 3, 1996

                              AMENDATORY AGREEMENT



                  This AMENDATORY AGREEMENT ("Agreement") is made effective as of September 3, 1996 by and between MSB Bancorp, Inc. ("Holding Company"), a corporation organized under the laws of Delaware, with its principal administrative office at 35 Matthews Street, Goshen, New York, and William C. Myers ("Executive"). Any reference to "Savings Bank" herein shall mean MSB Bank, a wholly owned subsidiary of the Holding Company, or any successor thereto.



                                   WITNESSETH:
                                   -----------

                  WHEREAS, the Holding Company and the Executive entered into an employment agreement dated September 3, 1994 ("Employment Agreement"), which was amended effective as of September 3, 1995; and

                  WHEREAS, the Holding Company and Executive desire to amend the Employment Agreement, effective as of September 3, 1996; and

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:

                  FIRST.   Section 2(a) of the Employment Agreement shall be
amended in its entirety to read as follows:

                  (a) The period of Executive's employment under this Agreement ("Employment Period") shall be deemed to have commenced as of the date first above written and shall end on September 2, 2001; PROVIDED, HOWEVER, that except as provided in Section 2(b), the Employment Period shall be automatically extended for one (1) additional day each day following September 3, 1998, unless either Executive or the Holding Company elects not to extend the Employment Period further by giving written notice to the other party, in which case the Employment Period shall be fixed and shall end on the later of the last day of the Employment Period specified in such notice or the third anniversary of the date such written notice is given.

                  SECOND. Section 2(b) of the Employment Agreement shall be amended by deleting the date referenced therein and replacing it with September 3, 1998.

                  THIRD.   Except as expressly amended herein, the Employment
Agreement shall remain in full force and effect.

                  IN WITNESS WHEREOF, MSB Bancorp, Inc. has caused this Agreement to be executed and its seal to be affixed hereunto by its duly authorized officer and director, and Executive has signed this Agreement, on the 23rd day of August, 1996.


ATTEST:                                MSB Bancorp, Inc.



/s/ Karen DeLuca                         By: /s/ Ralph W. Decker
----------------                            ---------------------------
                                            (Duly Authorized Director)
                                             Ralph W. Decker


[SEAL]


WITNESS:


/s/ Karen DeLuca                             /s/ William C. Myers
-----------------------------                -----------------------------
                                             William C. Myers

STATE OF NEW YORK     )
                      : ss.:
COUNTY OF ORANGE      )

                  On this 23rd day of August, 1996, before me personally came Ralph W. Decker, to me known, who, being by me duly sworn, did depose and say that he resides at R.D. #4, Box 274, Goshen New York 10924, that he is Director of MSB BANCORP, INC., the bank holding company described in and which executed the foregoing instrument; that _he knows the seal of said bank holding company; that the seal affixed to said instrument is such bank holding company's seal; that it was so affixed by order of the Board of Directors of said bank holding company; and that he signed his name thereto by like order.



                                        /s/ Karen DeLuca
                                        -------------------------
                                           Notary Public


[NOTARIAL SEAL]


STATE OF NEW YORK        )
                         : ss.:
COUNTY OF ORANGE         )

                  On this 23rd day of August, 1996, before me personally came William C. Myers, to me known, and known to me to be the individual described in the foregoing instrument, who, being by me duly sworn, did depose and say that he resides at 115 Vincent Drive, Middletown, New York 10940, and that he signed his name to the foregoing instrument.



                                        /s/ Karen DeLuca
                                        -------------------------
                                           Notary Public


[NOTARIAL SEAL]


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